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                                                                    Exhibit 23.5


                                    CONSENT
                                    -------


     I hereby consent to the use of my name as a prospective member of the Board of Directors of The Leap Group, Inc. in the Prospectus forming a part of the Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as Exhibit 23.5 to the Registration Statement.


                                       /s/ Thomas McElligott
                                       --------------------------
                                       Thomas McElligott


Dated: May 30, 1996